UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2009 (February 17, 2009)

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12785	31-1486870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Effective February 19, 2009, W.G. Jurgensen, the Chief Executive Officer Nationwide Financial Services, Inc. (NFS), resigned his positions with NFS, Nationwide Mutual Insurance Company (NMIC), the ultimate parent corporation of NFS, and all other Nationwide companies. NFS has not appointed a replacement for Mr. Jurgensen.

(e) Pursuant to the merger between NFS, NMIC, Nationwide Corporation and NWM Merger Sub, Inc., effective January 1, 2009, three members of management were elected as directors of the post-merger board of NFS. As a result, the NMIC human resources committee, comprised of independent directors, assumed the duties of NFS’ former compensation committee. On February 18, 2009, the NMIC human resources committee took the actions outlined below with respect to compensation for the Chief Executive Officer, the Chief Financial Officer and each of the other executive officers named in NFS’ annual proxy statement dated March 27, 2008.

The NMIC human resources committee determined on February 18 that Mr. Jurgensen would not receive a bonus for 2008. There were no changes to base salaries or target bonus opportunities from 2008 to 2009 for the executive officers named below.

Timothy G. Frommeyer, Senior Vice President—Chief Financial Officer

•	Base salary for 2009: $315,000

•	Performance Incentive Plan (PIP) bonus paid for 2008: $0

•	Bonus opportunity for 2009: target of 65% of base salary

Mark R. Thresher, President and Chief Operating Officer

•	Base salary for 2009: $650,000

•	PIP bonus paid for 2008: $0

•	Bonus opportunity for 2009: target of 105% of base salary

John L. Carter, Senior Vice President—Non-Affiliated Sales

•	Base salary for 2009: $330,000

•	Sales Incentive Plan (SIP) bonus paid for 2008: $25,245

•	Bonus opportunity for 2009: target of 100% of base salary

2008 Incentive Bonuses

In 2008, we used annual incentive plans to provide a substantial portion of our executive officers’ total compensation in the form of at-risk pay, which promoted our pay-for-performance philosophy for the executive officers named in the 2008 proxy statement. These plans provide participants direct financial rewards in the form of annual incentives that participants earn subject to the achievement of key financial and strategic objectives. Plan metrics vary based on each executive officer’s role.

For 2008, the NFS compensation committee had set specific company performance measures, goals for threshold, plan and outstanding results and weightings for each measurement area under the SIP and the PIP. These thresholds were not met under the PIP, and no incentive payments were made under that plan. Certain thresholds were met under the SIP, and the NMIC human resources committee approved the payment to Mr. Carter under that plan, as described above.

Amendment of the 1996 Long-Term Equity Compensation Plan (LTEP)

On February 17, 2009, the board of directors of NFS adopted an amendment to the LTEP. This amendment granted authority to administer the plan to the human resources committee of NMIC, NFS’ ultimate parent corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC.
(Registrant)

Date: February 23, 2009	/s/ Timothy G. Frommeyer
Timothy G. Frommeyer Senior Vice President – Chief Financial Officer